SUPPLEMENT DATED NOVEMBER 13, 2015

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")

OF THE FUNDS

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

(collectively, the "Funds")

Prospectus and SAI of the Funds dated April 30, 2015

As described in the Supplement dated October 30, 2015 to the Prospectus, SAI and Summary Prospectuses of the Funds (the "October Supplement"), at a meeting held on October 30, 2015, the Board of Trustees of Viking Mutual Funds (the "Trust") approved changes to the up-front sales charges imposed on purchases of shares of the Funds. Among other things, as described in the October Supplement, the breakpoint at which investors do not have to pay an up-front sales charge has changed from $1,000,000 to $500,000. Similarly, in light of the revised up-front sales charge schedule, the breakpoint at which a contingent deferred sales charge ("CDSC") may be assessed has also changed.

Under the prior sales charge structure, in the case of investments made at or above the $1,000,000 breakpoint (where investors would not pay an up-front sales charge), investors could be subject to a 1.00% CDSC on shares redeemed within twenty-four months of purchase. Under the new revised sales charge structure, in the case of investments made at or above the $500,000 breakpoint (where investors would not pay an up-front sales charge), investors could be subject to a 1.00% CDSC on shares redeemed within twenty-four months of purchase.

In light of the above, the following modifications have been made to the Prospectus:

(1)	The discussion set forth under the heading "Your Account — Sales Charges — Limited Contingent Deferred Sales Charge" in the Prospectus has been replaced to read as follows:

Certain investors that purchase Fund shares without a sales charge will have to pay a limited contingent deferred sales charge of 1.00% if they redeem those shares within twenty-four months of purchase. Your investment may be subject to this contingent deferred sales charge if:

	•	You purchased $500,000 or more of Fund shares and the Fund's distributor paid your investment representative a commission;

	•	You purchased Fund shares subject to a sales charge waiver, and the Fund's distributor paid your investment representative a commission.

In the case of a partial redemption, the contingent deferred sales charge is calculated as if any shares not subject to the charge are redeemed first and shares subject to the contingent deferred sales charge are then redeemed in the order purchased. The limited contingent deferred sales charge only applies if you redeem these shares within twenty-four months of purchase. The sales charge will be applied as a percentage of the initial purchase amount or the amount of redemption proceeds, whichever is less. You do not pay a contingent deferred sales charge on shares acquired by reinvesting dividends and capital gains.

(2)

The first sentence of the second to last paragraph of the discussion set forth under the heading "Your Account — Account Policies — Dealer Compensation" in the Prospectus has been replaced to read as follows:

In addition, the Distributor may pay a commission of 1.00% out of its own resources to dealers who initiate and are responsible for the purchase of shares for qualified retirement plans or of $500,000 or more.

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The information set forth in the Prospectus and SAI of the Funds is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds' Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE